                              SEPARATION AGREEMENT AND GENERAL RELEASE

         This Separation  Agreement and General Release  ("Agreement") is made and entered into this
22nd day of January, 2001 by and between eXcelon Corporation,  a Delaware Corporation ("EXLN");  and
Daniel E. O'Connor, an individual residing at 1319 Monument Street, Concord, MA 01742 ("O'Connor").

                                    W I T N E S S E T H T H A T:

WHEREAS,  EXLN has employed O'Connor most recently as Senior Vice President,  Business  Development;
and

WHEREAS,  EXLN and O'Connor wish to set forth the terms of the termination of O'Connor's  employment with EXLN;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EXLN and O'Connor hereby agree as follows:

         1. O'Connor hereby agrees to resign as Senior Vice President, Business Development of EXLN,
effective  as of January 22, 2001 (the  "Effective  date of  Termination").  At the request of EXLN,
O'Connor will execute and deliver to EXLN a separate instrument embodying such resignation.

         2. EXLN agrees to pay O'Connor a total amount of $112,500 payable in installments of $7,500 on a  semi-monthly  basis,  less  applicable  deductions,  for a period of seven and one half (71/2)
months in accordance with EXLN's standard  payroll  policies,  and EXLN shall provide  O'Connor with medical and dental insurance benefits  consistent with those provided to O'Connor  immediately prior to termination,  less O'Connor's applicable contribution,  for a period of seven and one half (71/2)
months  following the Effective Date of Termination,  provided,  however,  that if O'Connor  becomes re-employed with another  employer and is eligible to receive such insurance  benefits under another employer-provided plan, the insurance benefits set forth herein shall terminate immediately upon the initialization of such benefits under another  employer-provided  plan. In addition,  EXLN shall pay
O'Connor his performance bonus amount,  pursuant to existing  compensation  agreements in effect for the year 2000, less applicable deductions, and shall provide O'Connor with up to a $8,000 credit for reasonable expenses related directly to out-placement-service  assistance, provided O'Connor has his chosen  out-placement  agency  bill  EXLN  directly  for not more than said  $8,000  allowance.  Any expenses,  in relation  towards  out-placement-service  for O'Connor,  over and above such allowance shall be O'Connor's sole responsibility.

         3. EXLN agrees that O'Connor may retain the personal  computer and mobile phone provided to him during his employment with EXLN(collectively the "Equipment"), provided that O'Connor agrees and acknowledges by his signature below that (i) all Confidential  Information and material belonging to
EXLN, including without limitation all software,  documentation,  records, forms, customer lists and data,  has been  removed and  deleted  from such  Equipment;  (ii)  O'Connor  has ceased any and all utilization of such Confidential  Information and material; and (iii) no copies of such Confidential
Information  and  material  have been  made.  In  addition,  EXLN  agrees to provide  O'Connor  with voice-mail  and e-mail  facilities  for a period ending the earlier of (i) seven and one half (71/2)
months from the Effective Date of Termination or (ii) upon O'Connor's request.

                                                 1

         4.  All  options  which  have  heretofore  been  granted  to  O'Connor  under  EXLN's  1997
Nonqualified  Stock Option  Plan,1996  Stock  Incentive  and  Nonqualified  Stock Option Plan,  1995
Nonqualified  Stock Option Plan,  and/or 1996 Employee Stock Purchase Plan (the "Options")  shall be exercisable,  and expire, in accordance with their terms in effect as of the date of this Agreement.
The Options shall continue to vest until the Effective date of Termination  and no Option or portion thereof  shall vest after the  Effective  Date of  Termination.  Notwithstanding  the  foregoing and anything  contrary set forth in the terms and conditions of the foregoing  plans, and subject to the
Board of Directors of EXLN's approval,  which approval shall not be unreasonably withheld,  O'Connor shall have the right to exercise any vested  Options,  as of the Effective Date of  Termination,  up
until July 22, 2001.

         5.  O'Connor  specifically  acknowledges  that  the  payments  made and  benefits  extended hereunder  by EXLN are in lieu of all other  benefits  and payments  which  otherwise  may have been payable to O'Connor as a result of his separation from EXLN under benefit plans or policies of EXLN, including, without limitation, additional severance, bonus payments and separation pay, and O'Connor hereby  waives any rights he may have in or to any such other  benefits  or  payments,  it being the intention of the parties hereto to convert and merge all such rights into this Agreement.

         6. O'Connor hereby acknowledges and ratifies his obligations under the RESTATED AND AMENDED
NON-COMPETITION, NON-SOLICITATION, NON-DISCLOSURE AND DEVELOPMENTS AGREEMENT, dated January 22, 2001 between  O'Connor  and EXLN,  which is  attached  hereto as  EXHIBIT  A and  incorporated  herein by reference, and further agrees to be bound by the terms thereof.

         7.  O'Connor,  for  good  and  valuable  consideration  the  receipt  of  which  is  hereby acknowledged,  for himself and his legal representatives,  successors,  and assigns hereby releases, remises,  and forever  discharges EXLN, its subsidiaries and affiliates,  and their respective past, present and future agents, officers, directors,  shareholders,  attorneys,  employees, servants, and representatives  and all of EXLN's heirs,  successors,  predecessors,  and assigns,  of and from all manner of actions, causes of actions, suits, debts, demands, damages, costs, expenses,  obligations, agreements, and claims whatsoever, at law, in equity, or otherwise, known or unknown, which O'Connor has or may  have,  either  now or at any time  before  the  date of this  Agreement,  against  EXLN, including  but not  limited  to any  claims  arising  out of or in any  way  related  to  O'Connor's employment by EXLN, O'Connor's  resignation as Senior Vice President,  Business Development of EXLN,
the termination of O'Connor's  employment by EXLN, any claims of wrongful  discharge,  any claims of intentional or negligent  misrepresentation and any claims of discrimination under the common law or any statute (including, without implication of limitation, Title VII of the Civil Rights Act of 1964 and the Age  Discrimination  in Employment  Act of 1967);  provided,  however,  that any claims that
O'Connor may make against EXLN for breach of this  Agreement  are  specifically  exempted  from this release.  O'Connor  acknowledges  and agrees that the  payments  and benefits to be made to O'Connor pursuant  to this  Agreement  are over and above any other  money or  benefits  that would be due to
O'Connor  under the terms of his  employment  with EXLN and EXLN's  usual  policies  and  practices.
O'Connor  hereby waives any claim for attorney's fees or costs and any claim for  reinstatement.  In the event any waiver  hereunder is found invalid,  O'Connor must return all amounts paid to O'Connor by EXLN pursuant to Section 2 hereof.

         8. EXLN hereto releases,  remises,  and forever discharges O'Connor of and from any and all debts, demands, actions, causes of action, suits, damages, costs and expenses, and any and all other claims,  known or unknown,  which it now has or has ever had  against  O'Connor,  including  without limitation any such claims in relation towards O'Connor's  employment with EXLN; provided,  however, that any  claims  that EXLN may make  against  O'Connor  as set forth  herein and for breach of this
Agreement are specifically exempted from this release.

                                                 2

         9. O'Connor and EXLN hereby agree to be publicly supportive of each other.  O'Connor agrees not to criticize, disparage or otherwise comment negatively about, orally or in writing, directly or indirectly,  EXLN, its subsidiaries,  affiliates or any of their respective past,  present or future officers, directors, employees, agents, businesses, products or services. O'Connor agrees to use his best efforts to ensure that none of the members of his family so criticize or disparage  any of such persons or entities. O'Connor further agrees that he shall be publicly and privately cooperative and supportive of EXLN in regard to its personnel,  corporate  practices and policies and other matters.
EXLN agrees not to  disparage  or make  negative  statements  about  O'Connor and to be publicly and privately cooperative and supportive of O'Connor in regard to his transition.

         10.  O'Connor agrees that,  except as may be required by law or as may be mutually  agreed,
O'Connor will keep the terms and existence of this Agreement  completely and strictly  confidential, and that O'Connor will not hereafter  disclose any information  concerning this Agreement to anyone, except to the extent necessary to enforce this Agreement.

         11. With the exception of the  Equipment,  O'Connor  agrees to return any and all property, whether  tangible or  intangible,  provided to O'Connor by EXLN, as a condition  precedent to EXLN's obligations hereunder.

         12. O'Connor acknowledges that he has been given the opportunity to consider this Agreement for  twenty-one  (21) days before  executing  it. If the  Agreement  is not signed by  O'Connor  and returned to EXLN so that EXLN receives it within  twenty-one (21) days of O'Connor's  receipt of the
Agreement,  this Agreement will not be valid.  In the event that O'Connor  executes and returns this
Agreement  within less than  twenty-one  (21) days of the date that O'Connor  receives it,  O'Connor acknowledges  that such decision was entirely  voluntary and that  O'Connor had the  opportunity  to consider this Agreement for the entire  twenty-one  (21) day period.  EXLN  acknowledges  that for a period of seven (7) days from the date of  execution  of this  Agreement,  O'Connor  will retain the right to revoke this  Agreement by written notice that EXLN receives prior to the expiration of such seven (7) day period,  and that this Agreement shall not become  effective or enforceable  until the expiration of such revocation period.

         13.  This  Agreement  and  the   NON-COMPETITION,   NON-SOLICITATION,   NON-DISCLOSURE  AND
DEVELOPMENTS AGREEMENT, attached hereto, embodies the entire understanding and agreement between the parties, and supersedes all other oral or written agreements or understandings,  between the parties regarding the subject matter hereof,  including  without  limitation any terms and conditions of any employment agreement or other similar agreement(s), and it shall be binding and inure to the benefit of the  successors  and assigns of each. No change,  alteration or  modification  hereof may be made except in a writing signed by both parties hereto.  This Agreement and the rights and obligations of the  parties  hereunder  shall be  construed  in  accordance  with and  governed  by the laws of The
Commonwealth of  Massachusetts  (disregarding  any choice of law rules which may look to the laws of any other jurisdiction).

         14. The parties represent and acknowledge that in executing this Agreement they do not rely and have not relied upon any other  representation  or  statement  made by any person or entity with regard to the subject matter,  basis,  or effect of this  Agreement,  with the sole exception of the provisions set forth herein.  Mistakes of fact or law shall not constitute grounds for modification, avoidance or rescission  of the terms and  conditions  of this  Agreement.  The fact that a party or counsel  for a party  drafted a  provision  or  provisions  of this  Agreement  shall not cause that provision or those provisions to be construed against the drafting party.

                                                 3

         15. This  Settlement  may be executed  in one or more  counterparts,  each of which when so executed shall be deemed an original,  but all of which  together shall  constitute one and the same instrument.

         16.  In  entering  into  this  Agreement,  the  parties  represent  that  they have had the opportunity  to seek the  advice  of legal  counsel  and that the terms of the  Agreement  have been completely  read and  explained to them and that those terms are fully  understood  and  voluntarily agreed to.

EXLN:                                                               O'Connor:
eXcelon Corporation                                                 Daniel O'Connor

By:_____________________________                                    By:___________________________

Name:___________________________                                    Name:_________________________
          (Printed or Typed)                                                 (Printed or Typed)

Title:____________________________

                                              EXHIBIT A

                                        AMENDED AND RESTATED
                          NON-COMPETITION, NON-SOLICITATION, NON-DISCLOSURE
                                     AND DEVELOPMENTS AGREEMENT

For good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged,
EXLN (the "Company") and O'Connor ("I") hereby agree as follows:

1.   NON-COMPETE AND NON-SOLICITATION AGREEMENT

(a) As long as I am  employed  or  retained  by the  Company  and for a period of one year after the termination  of my  Employment  with the  Company by me or the  Company  for any  reason,  including expiration  of the  previously  agreed upon term of my  Employment,  or by the Company for Cause (as defined in the Executive Employment Agreement), I shall not, directly or indirectly, on my behalf or on behalf of any third-party, or as owner, manager,  stockholder,  consultant,  director, officer or employee of any business entity, participate in the development,  manufacture, license, provision or sale of any  goods or  services  which are  directly  competitive  with  goods or  services  sold or licensed,  or under  development,  by the Company  without the prior  written  authorization  of the
Company; provided, however, that I may, without the Company's prior written authorization, own up to one percent (1%) of the issued and  outstanding  securities of any publicly held  corporation or any securities in any non-public corporation which I owned prior to the date of my Employment.

         (i) In the event that the Company and I disagree about whether any business entity develops or  provides  goods or  services  which are  directly  competitive  with goods or  services  sold or licensed,  or under  development,  by the  Company,  the  disagreement  shall be resolved  either by decision of the Company's Board of Directors at their next regularly  scheduled board meeting acting in good faith after giving me a suitable opportunity to present my view in person and/or in writing, or if either I or the Company  gives  notice to the Board of our  objection  to the  decision of the
Board within 30 days after such decision, by arbitration as provided herein.

                                                 4

         (ii) The Company and I agree that goods or services  which are  directly  competitive  with goods or services  developed or provided,  or under  development,  by the Company  shall not include goods and services used by any person or entity for use as a component in a good or service which is not directly competitive with goods or services developed or provided, or under development,  by the
Company.

         (iii) If after the commencement of my Employment with the Company the Company determines to change its line of business so as to provide goods or services other than those sold or licensed, or under development,  by the Company at the commencement of my Employment, then the Company shall give me notice of such determination.

(b) Except with the prior written consent of the Company,  during my employment with the Company and for a period of one year after that  employment  ends for any reason,  including  expiration  of the previously  agreed upon term of my  Employment,  or by the Company for Cause, I will not directly or indirectly,  either  for  myself  or for any  other  entity or  third-party,  or as owner,  manager, stockholder,  consultant, director, officer or employee of any business entity, take away any of the customers that the Company had enjoyed during my Employment with the Company.

(c) Except with the prior written consent of the Company,  during my employment with the Company and for a period of one year after that  employment  ends for any reason,  including  expiration  of the previously  agreed upon term of my Employment,  or by the Company for Cause, I shall not directly or indirectly,  either  for  myself  or for any  other  entity or  third-party,  or as owner,  manager, stockholder,  consultant,  director,  officer or employee of any business entity, solicit, induce or attempt to hire away from the Company any  employee of the Company (or any other person who may have been employed by the Company during the six months prior to the  termination of my  Employment),  or assist in such  hiring by any other  person or business  entity or  encourage  any such  employee to terminate his or her employment with the Company.

(d) I  recognize  that the  Company is  developing  highly  specialized  products  and  services  in competition with other business entities  throughout the United States and the world, which products and services are designed to compete in regional,  nation-wide and world-wide  markets.  In light of the  competitive  nature of the  Company's  products  and  services,  I agree that the  restrictions contained in this Section 1 cannot be limited to any geographic  area, and I further  recognize that the restrictions set forth in this Section 1 are intended to protect the Company's  interests in its
Confidential  Information and established commercial relationships and goodwill, and agree that such restrictions are reasonable and appropriate for this purpose.

(e) If the period of time, geographic area, or other term of any non-competition or non-solicitation restraint  specified in this  Agreement is judged by a court to be  unreasonable,  I agree that such term  should be  modified  by the court so that the term can be  enforced  as the court  decides  is reasonable.

(f) If I violate any  non-competition or non-solicitation  restraint specified in this Agreement,  I agree  that the  period of the  restraint  shall not run  during  the  period  of the  violation.  I understand that the purpose of this paragraph is to give the Company the protection of the restraint for the full agreed-upon duration.

                                                 5

2.   CONFIDENTIALITY AGREEMENT

(a) I acknowledge that in the course of my employment, I will gain access to and may gain possession of Confidential  Information of the Company. The term "Confidential  Information" as used throughout this Agreement shall mean all trade secrets,  proprietary  information and other data or information
(and any tangible  evidence,  record or  representation  thereof),  whether  prepared,  conceived or developed  by an  employee  of the Company  (including  myself) or  received by the Company  from an outside  source,  which is in the  possession  of the Company  (whether  or not the  property of the
Company),  which in any way relates to the present or future business of the Company or any customer or supplier of the Company,  and/or  which is  maintained  in  confidence  by the  Company.  Without limiting the generality of the foregoing,  "Confidential  Information" shall mean all trade secrets, know-how,  proprietary  information and other  information or data relating to the present or future business of the Company, including but not limited to:

            (i) any idea, improvement,  invention, innovation,  development, technical data, design, formula, device, pattern, concept, computer program,  software,  firmware, source code, object code,
algorithm,   subroutine,  object  module,  schematic,  model,  diagram,  flow  chart,  chip  masking specification,  user manual,  training or service manual, product  specification,  plan for a new or revised  product,  compilation  of  information,  or work in process,  and any and all revisions and improvements  relating  to any of the  foregoing  (in each case  whether or not  reduced to tangible form); and

            (ii) the name of any customer,  employee,  prospective customer or consultant, any sales plan, marketing material,  plan or survey,  business plan or projections,  customer list, product or development plan or specification,  business proposal, financial record, business record, advertiser lists, supplier lists, customer sales analyses,  price lists and any other non-public information or other record relating to the business of the Company.

Notwithstanding  the foregoing,  the term  Confidential  Information  shall not apply to information which has otherwise lawfully entered the public domain, or is generally known in the industry.

(b) I agree to keep all Confidential  Information strictly  confidential and not to use Confidential
Information for any purpose or disclose Confidential Information, including Confidential Information of any third party which the Company is under an obligation to keep  confidential,  to any person or entity during my  employment,  except as expressly  authorized by and for the benefit of the Company and in the course of my duties as an employee,  or at any time after my employment  ends. As part of my obligations to maintain the confidentiality of Confidential  Information,  I agree to comply with any Company policy, if any, on the protection of intellectual  property.  I further agree that after the  termination  and/or  expiration  of my  employment,  I shall not use or  permit  the use of any
Confidential Information,  it being agreed that all Confidential Information shall be and remain the sole and exclusive  property of the Company and that within ten (10) days after the  termination  or expiration of my employment I shall either (i) deliver all Confidential Information,  and all copies thereof,  to the Company, at its main office or (ii) destroy all Confidential  Information,  and all copies thereof, and deliver a sworn notice to the Company certifying to such destruction.

(c) I hereby represent that my performance of all of the terms of this Agreement and as an employee, consultant  or  advisor  of the  Company  does not and  will not  breach  any  agreement  to keep in confidence Confidential Information acquired by me prior to my Employment by the Company. I have not entered into,  and I agree I will not enter into,  any agreement  either written or oral in conflict herewith.

                                                 6

3.   DEVELOPMENTS AGREEMENT

(a) If at any time or times  during my  Employment,  I shall  (either  alone or with  others)  make, conceive,  learn,  discover or reduce to practice any invention,  modification,  discovery,  design, development,  improvement,  process, software program, work of authorship,  documentation,  formula, data,  technique,  know-how,  secret,  concept,  idea, and fixed expression  thereof or any interest therein  (whether or not patentable or registrable  under  copyright,  patent,  trademark or similar statutes or subject to  analogous  protection)  (herein  called  "Developments")  that relate to the business of the Company, whether directly or indirectly,  and/or that relate to software provided by suppliers  to the  Company  and  incorporated  in the  Company's  products,  or any of the goods and services sold, licensed or under development by the Company; and/or result from the use of premises, facilities or personal  property  tangible or  intangible  owned,  leased or  contracted  for by the
Company;  and/or that occur  during the period of, as a  consequence  of, or in  connection  with my employment  by the  Company;  and/or  that result from tasks  assigned  to me by the  Company;  such
Developments and the benefits thereof shall immediately become the sole and absolute property of the
Company and its assigns,  and I shall promptly disclose to the Company (or any persons designated by
it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits  and/or  rights  resulting  therefrom  to the  Company  and  its  assigns  without  further compensation and waive any and all moral rights to all Developments.  All Developments  shall be the sole  property of the Company and its assigns.  The Company  shall be the sole owner of all patents, copyrights  and other rights  relating to  Developments.  I acknowledge  that all  Developments  are
"work(s) made for hire",  as defined under the United States  Copyright Act, and become the property of the Company,  and shall communicate,  without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

(b) Upon disclosure of each Development to the Company, I will, during my Employment and at any time thereafter,  at the  request and cost of the  Company,  sign,  execute,  make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

            (i) to apply for,  obtain and vest in the name of the Company  alone (unless the Company otherwise  directs)  letters of patent,  copyrights  or other  analogous  protection  in any country throughout the world and when so obtained or vested to renew and restore the same; and

            (ii) to defend  any  opposition  proceedings  in respect  of such  applications  and any opposition  proceedings  or  petitions or  applications  for  revocation  of such letters of patent, copyright or other analogous protection.

In the event the Company is unable,  after reasonable  effort, to secure my signature on any letters of patent, copyright or other analogous protection relating to a Development,  whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such  application or applications  and to do all other lawfully  permitted acts to further the  prosecution and issuance of letters of patent, copyright or other analogous  protection thereon with the same legal force and effect as if executed by me.

(c) This  Section 3 shall not  apply to any  Development  which  meets  all of the  following  three conditions: (i) I do the work entirely by myself without use of the Company's facilities, knowledge, property or resources,  (ii) I do the work entirely on my own time, and (iii) the  Development  does not relate, either, directly or indirectly,  to the Company's business or research or to its planned business or research.

                                                 7

4.   MISCELLANEOUS

(a) I agree that because of the nature of the Company's business, the restrictions contained in this
Agreement are reasonable and necessary in order to protect the legitimate interests of the Company.

(b) I  understand  that this  Agreement  does not create an  obligation  on the Company or any other person or entity to continue my Employment.

(c) Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

(d) I hereby agree that each provision herein shall be treated as a separate and independent clause, and the  unenforceability  of any one clause shall in no way impair the enforceability of any of the other clauses herein.  Moreover,  if one or more of the provisions contained in this Agreement shall for any  reason  be held to be  excessively  broad as to  scope,  activity  or  subject  so as to be unenforceable  at law, such provision or provisions  shall be construed by the appropriate  judicial body by limiting and reducing it or them, so as to be enforceable  to the maximum extent  compatible with the applicable law as it shall then appear.

(e) I recognize that money damages alone would not adequately compensate the Company in the event of breach by me of this  Agreement,  and I  therefore  agree that,  in  addition to all other  remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the  enforcement  hereof.  Failure by the Company to insist upon strict  compliance  with any of the terms,  covenants  or  conditions  hereof  shall not be deemed a waiver of such terms,  covenants or conditions.

(f) My obligations under this Agreement shall survive the termination or expiration of my Employment regardless of the manner of  termination,  except that the  provisions of Section 1 shall survive in accordance with their terms.

(g) The term "Company" shall include eXcelon  Corporation and any of its subsidiaries,  subdivisions or  affiliates.  The Company  shall have the right to assign this  Agreement  to its  successor  and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

(h)  This  Agreement  shall  be  governed  by and  construed  in  accordance  with  the  laws of the
Commonwealth of  Massachusetts  (disregarding  any choice of law rules which may look to the laws of any  other  jurisdiction).  In the  event of any  court  action to  enforce  any  provision  of this
Agreement,  The  parties  consent to and submit to the  jurisdiction  of the  Superior  Court of the
Commonwealth  of   Massachusetts   and  the  United  States  District  Court  for  the  District  of
Massachusetts.

(i) This  Agreement  embodies the entire  understanding,  and  supersedes  all other oral or written agreements or  understandings,  between the parties  regarding the subject matter hereof,  including without  limitation  any  terms  and  conditions  of  any  employment  agreement  or  other  similar agreement(s). No change, alteration, modification, waiver or termination of this Agreement or any of the provisions  herein  contained shall be binding upon me or the Company unless made in writing and signed by myself and an authorized officer of the Company. In the event of any inconsistency between this Agreement and any other contract  between me and the Company,  the provisions of this Agreement shall prevail.

(j) All notices,  requests,  demands and other communications hereunder must be in writing and shall be deemed to have been duly given if  delivered  by hand or mailed,  within the  continental  United
States by first class, registered mail, receipt requested, postage and registry fees prepaid, to the applicable  party at the address set forth below or at such other  address as is provided by a party pursuant to the terms hereof.

                                                 8

(k) Any  controversy or claim arising out of or relating to this  Agreement,  or the breach thereof, shall be  settled  by  arbitration  in  Boston,  Massachusetts  in  accordance  with the  Commercial
Arbitration Rules of the American Arbitration  Association,  and judgment upon the award rendered by the  arbitrator(s)  may be entered in any court having  jurisdiction  thereof and shall be final and binding upon the parties hereto.  Notwithstanding anything to the contrary contained in this Section
4(k),  the Company shall have the right to seek  injunctive  relief,  specific  performance or other equitable relief against me in a court of competent jurisdiction.

BY PLACING MY SIGNATURE  HEREUNDER,  I  ACKNOWLEDGE  THAT I HAVE READ ALL OF THE  PROVISIONS OF THIS
AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.

                                               SIGNATURE:
                                                         -------------------------------------------
                                                                      Daniel E. O'Connor

                                               ADDRESS: 1319 Monument Street, Concord, MA 01742

                                               DATE: January 22, 2001

                                               ACCEPTED:

                                                     EXCELON CORPORATION
                                                     25 Mall Road
                                                     Burlington, MA  01803

                                               SIGNATURE:
                                                         -------------------------------------------
                                                                                 Brian Greene

                                               TITLE:  Vice President and General Counsel

                                               DATE:  January 22, 2001